Acquisition and Development of Generation Facilities (Forney and Lamar Acquisition) (Detail) - Predecessor - La Frontera Holdings, LLC [Member] - Texas Competitive Electric Holdings Company LLC [Member] - La Frontera Ventures, LLC [Member]
$ in Millions
	1 Months Ended
	Apr. 30, 2016 USD ($)	Apr. 04, 2016 MWh
Number Of Natural Gas Fueled Generation Facilities Purchased	2
Electricity Generation Facility Capacity | MWh		3,000
Purchase And Sale Agreement, Aggregate Purchase Price	$ 1,313
Purchase And Sale Agreement, Repayment Of Existing Project Financing At Closing	950
Purchase And Sale Agreement, Cash And Net Working Capital	236
Proceeds from Lines of Credit	1,100
Repayments of Lines of Credit	$ 230
Forney, Texas
Electricity Generation Facility Capacity | MWh		1,912
Paris, Texas
Electricity Generation Facility Capacity | MWh		1,076